UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of Earliest Event Reported): December 14, 2007

FITMEDIA INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-51755
(Commission File Number)

98-0533824
(I.R.S. Employer Identification No.)

c/o An Hui Province Runji Cement Co. Ltd. Xian Zhong Town, Han Shan County Chao Hu City, An Hui Province People’s Republic of China (Address of Principal Executive Offices) (Zip Code)

011-0086-565-4219871
(Registrant's Telephone Number, Including Area Code)

7108-150 A Street
Surrey, British Columbia, Canada V3S 2E2
(Former Name or Former Address, if changed since last report)

This Current Report on Form 8-K is filed by Fitmedia Inc., a Delaware corporation (the “Registrant”), in connection with the items described below.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     On December 14, 2007, the Registrant dismissed Manning Elliott LLP, Chartered Accountants, as the independent registered public accounting firm for the Registrant. Manning Elliott had been the independent registered public accounting firm for and audited the consolidated balance sheets of the Registrant (A Development Stage Company) as of January 31, 2007 and 2006 and the related consolidated statements of operations, cash flows and stockholders' equity (deficit) for the years then ended and accumulated from August 30, 2004 (Date of Inception) to January 31, 2007. All of the foregoing audited consolidated financial statements are hereinafter collectively referred to as the “consolidated financial statements.” The reports of Manning Elliott on the consolidated financial statements for the past fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph relating to the Registrant's ability to continue as a "going concern." The dismissal of Manning Elliott was approved unanimously by the Board of Directors.

     In connection with the audits for the two most recent fiscal years and in connection with Manning Elliott’s review of the subsequent interim periods through December 14, 2007, there have been no disagreements between the Registrant and Manning Elliott on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Manning Elliott would have caused Manning Elliott to make reference thereto in their report on the Registrant’s financial statements for these fiscal years.

     The Registrant has made the contents of this Form 8-K filing available to Manning Elliott and requested it to furnish a letter to the Securities and Exchange Commission as to whether Manning Elliott agrees or disagrees with, or wishes to clarify Registrant’s expression of its views. A copy of Manning Elliott’s letter to the SEC is included as an exhibit to this filing.

     On December 14, 2007, the Registrant engaged Kempisty & Company, Certified Public Accountants, P.C., as its independent registered public accounting firm. The Registrant has not consulted with Kempisty & Company regarding the application of accounting principles to any contemplated or completed transactions nor the type of audit opinion that might be rendered on the Registrant's financial statements, and neither written nor oral advice was provided that would be an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

	16.1	Letter from Manning Elliott LLP, Chartered Accountants, to the Securities and Exchange Commission dated December 14, 2007.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

FITMEDIA INC.
DATED: December 14, 2007	By: /s/ Shouren Zhao
Shouren Zhao, Chairman and CEO